All things identity. AI-Embedded Identity Intelligence Built from the Ground Up for the AI Era November 2026 ® © 2026 Red Violet, Inc. All Rights Reserved. Exhibit 99.1

DISCLAIMERS This presentation contains "forward-looking statements," as that term is defined under the Private Securities Litigation Reform Act of 1995 (“PSLRA”), which statements may be identified by words such as "expects," "plans," "projects," "will," "may," "anticipate," "believes," "should," "intends," "estimates," "targets," "goals," "outlook," and other words of similar meaning. Such forward-looking statements include non-historical statements about our expectations, beliefs, or intentions regarding our business, technologies and products, financial condition, strategies, or prospects. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the risks set forth under the heading “Forward-Looking Statements” and “Risk Factors” in Red Violet, Inc.’s (“we,” “us,” “our,” “red violet,” or the “Company”), a Delaware corporation, Annual Report on Form 10-K for the year ended December 31, 2025 filed on March 4, 2026, as may be supplemented or amended by red violet’s other SEC filings. You are cautioned not to place undue reliance on these forward-looking statements, which are based on red violet’s expectations as of the date of this presentation and speak only as of the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Without limiting the foregoing, the inclusion of the financial projections in this presentation should not be regarded as an indication that the Company considered, or now considers, them to be a reliable prediction of the future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the Securities and Exchange Commission, the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, or with U.S. generally accepted accounting principles. Neither the Company’s independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Although the financial projections were prepared based on assumptions and estimates that the Company’s management believes are reasonable, the Company provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indicators of whether or not such results will be achieved. This presentation includes non-GAAP financial measures. Please see the "Statement Regarding Use of Non-GAAP Financial Measures" section in the Appendix. Information in this presentation is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

COMPANY OVERVIEW An Industry-Leading Identity Intelligence Platform DEDICATED TO MAKING THE WORLD A SAFER PLACE THROUGH AI-EMBEDDED, CLOUD-NATIVE IDENTITY SOLUTIONS. CUTTING EDGE PLATFORM AI-embedded, cloud-native CORE™ platform built from the ground up — not adapted from legacy infrastructure. UNPRECEDENTED DATA SCALE 75+ year longitudinal identity graph covering nearly the entire U.S. adult population, continuously enriched. MISSION-CRITICAL DEMAND Exponential growth in digital interactions drives demand for identity resolution, fraud prevention, and compliance. PROVEN FINANCIAL GROWTH Industry-leading margins with strong operating leverage and expanding EBITDA.

AI-POWERED IDENTITY INTELLIGENCE

CORE™ AI-Embedded Identity Intelligence Platform

Proprietary Longitudinal Identity Graph • Massive Data Assets • Cloud-Native

POWERS TWO LEADING BRANDS

Enterprise Identity Intelligence — IDI

Proactive Safety Solution — FOREWARN®

SERVING 20+ PUBLIC AND PRIVATE SECTOR VERTICALS

- Financial Services
- Insurance
- Government
- Corporate Risk
- Background Screening
- Collections
- Real Estate
- Retail
- Healthcare
- Legal
- Law Enforcement
- Education
- Utilities
- Marketing
- Payment Processors

... AND MORE

DELIVERING BETTER OUTCOMES

VERIFY IDENTITY
Confirm identities with leading accuracy and confidence

DETECT FRAUD
Identify and stop fraud across digital and physical touchpoints

MANAGE RISK
Assess risk to make smarter, faster decisions

CONDUCT INVESTIGATIONS
Find people, assets, and relationships with speed and precision

ENSURE COMPLIANCE
Meet regulatory requirements and reduce compliance risk

DRIVE GROWTH
Onboard more good customers and strengthen customer trust

11k+	462k+	$104M	20%	78%	96%	85%	37%
IDI Billable Customers	FOREWARN Users	Q3'26 TTM Revenue	Q3'26 TTM Revenue Growth	Q3'26 Contractual Revenue	Q3'26 Gross Revenue Retention	Q3'26 TTM Adj. Gross Margin	Q3'26 TTM Adj. EBITDA Margin

© 2026 Red Violet, Inc. All Rights Reserved.

Refer to the "Statement Regarding Use of Non-GAAP Financial Measures" in the Appendix for related information.

red violet. 4

THREE DISTINCT PHASES FROM DEVELOPMENT TO EXPANSION. COMPANY JOURNEY Over a Decade of Compounding Growth TTM REVENUE ($M) 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 DEVELOPMENT PHASE COMMERCIALIZATION PHASE EXPANSION PHASE MARCH 2018 red violet spins off from cogint OCTOBER 2014 IDI (now known as red violet) founded SEPTEMBER 2016 Rebrands as cogint Moves to the NASDAQ JANUARY 2015 Cloud-native, AI platform born AUGUST 2019 Secures $7.5 million in growth capital NOVEMBER 2021 Raises $21 million in growth capital DECEMBER 2019 Achieves Adjusted EBITDA profitability DECEMBER 2020 Generates positive free cash flow DECEMBER 2021 Achieves GAAP profitability JUNE 2023 Surpasses 30% Adjusted EBITDA margin DECEMBER 2024 Declares a special cash dividend of $0.30 per share DECEMBER 2025 Exceeds 10,000 IDI customers AUGUST 2026 Raises $115 million of growth capital AUGUST 2026 Crosses $1 billion market cap $120 $100 $80 $60 $40 $20 $0 Refer to the “Statement Regarding Use of Non-GAAP Financial Measures” in the Appendix for related information.

DEEP DOMAIN EXPERTISE IN DATA, ANALYTICS, AND IDENTITY INTELLIGENCE — WITH A TRACK RECORD OF SCALING BUSINESSES FROM STARTUP TO BILLIONS IN ENTERPRISE VALUE. Highly Experienced Management Team LEADERSHIP TEAM JAMES REILLY DAN MACLACHLAN JEFF DELL ANGUS MACNAB PRESIDENT CHIEF FINANCIAL OFFICER CHIEF INFORMATION OFFICER CHIEF TECHNOLOGY OFFICER 20+ years of executive experience leading data markets and driving commercial growth. 20+ years as CFO of data-driven technology companies. 25+ years in information security as an executive at data-driven technology companies. 20+ years in data science, engineering, and scientific computing. DEREK DUBNER CHIEF EXECUTIVE OFFICER 25+ years in data and analytics, building leading information and analytics companies.

(1) McKinsey research, June 2023. (2) Sumsub research, November 2025. (3) Javelin Strategy & Research, April 2026. (4) Forrester Research, November 2023. DIGITAL TRANSFORMATION Billions of interactions have moved online across commerce, financial services, healthcare, government, real estate and more 90% of organizations are undergoing digital transformation (1) AI AND AUTOMATION Organizations are automating decisions at scale while AI enables synthetic identities and sophisticated fraud like never before +180% increase in sophisticated fraud driven by AI in 2025 (2) FRAUD AND RISK Identity fraud and cybercrime are at record levels in both frequency and financial impact, affecting individuals and organizations $38B in combined fraud and fraud losses in 2025 affecting 36M victims (3) REGULATION AND COMPLIANCE Regulatory requirements for KYC, AML, fraud prevention, and data privacy continue to expand across all industries 98% of financial institutions have experienced increased fraud (4) TRUSTED IDENTITY HAS BECOME ESSENTIAL TO EVERY DIGITAL ACTION Together, these secular trends are driving sustained demand for high-confidence identity intelligence High volumes. High stakes. Real-time decisions. Zero tolerance for error.

LARGE MARKET OPPORTUNITY. EARLY INNINGS OF GROWTH.

BOTTOM-UP TAM ANALYSIS

	Number of Businesses	Annual Contract Value	Average Penetration	TAM
ENTERPRISE (>1,000 Employees)	**90,000**	**$180K**	**35%**	$5.7B
LARGE BUSINESS (500-1,000 Employees)	100,000	$75K	36%	$2.7B
MEDIUM BUSINESS (100-500 Employees)	120,000	$26K	37%	$1.2B
SMALL BUSINESS (<100 Employees)	282,000	$5K	50%	$0.7B

red violet's Bottom-Up TAM[1] **$10B+**

ESTIMATED RED VIOLET PENETRATION RATE OF THE TAM

$10B+
Bottom-Up TAM

$100M+
red violet
Revenue Run Rate

~1%
Current Penetration of TAM


= red violet Today (~1%)
= Remaining Opportunity (~99%)

red violet has built a highly differentiated identity intelligence platform and is positioned to penetrate a significant and growing addressable market

© 2026 Red Violet, Inc. All Rights Reserved.

[1]Source: red violet estimates based on public sources, including U.S. Census Bureau, U.S. Bureau of Labor Statistics, Internal Revenue Service, and U.S. Agency for Healthcare Research and Quality.

red violet. 8

A PROPRIETARY TECHNOLOGY PLATFORM: TRANSFORMING DATA INTO INTELLIGENCE

MULTI-SOURCED, OWNED & LICENSED

Data alone has limited value

- Public Records
- Financial
- Property
- Phone
- Court Records
- Social
- Relationships
- DMV
- Employment
- Events

IRON™

Proprietary AI / ML Engine

CAPTURE
Ingests data from public and proprietary sources

NORMALIZE
Standardizes and structures data for consistency

VALIDATE
Confirms and cross-references across sources

RESOLVE
Determines which "John Smith" is which

ASSIMILATE
Integrates and connects entities into the graph

CONTINUOUSLY LEARN
AI continuously refines the graph with every new fusion

CORE

Cloud-Native Identity Intelligence Platform



75+ YEAR LONGITUDINAL IDENTITY GRAPH

- Built over 12 years
- Billions of entities
- Continuously enriched
- Continuously learning

The graph gets smarter with every connection

ACCURACY	SPEED	SCALE
Industry-leading match precision	Low latency, real-time results	High throughput, virtually unlimited capacity

HIGH-CONFIDENCE DECISIONS

Actionable insights | Real-world impact

- Identity Verification
- Fraud Detection and Prevention
- Investigations and Due Diligence
- Regulatory and Compliance
- Risk Intelligence
- Customer Acquisition and Onboarding
- Consumer Analytics

PURPOSE BUILT. PROPRIETARY. COMPOUNDING. DEFENSIBLE.

The value extends beyond raw data – it's the proprietary identity graph and insights created by IRON and delivered through CORE

© 2026 Red Violet, Inc. All Rights Reserved.

red violet. 9

OUR PROPRIETARY TECHNOLOGY ADVANTAGE

A Proprietary Technology Platform – Engineered Layer by Layer and Informed by 30 Years of Domain Expertise

OUR OWN PROPRIETARY LANGUAGE, ENTITY RESOLUTION FRAMEWORK, DATA PROCESSING PLATFORM, AND MACHINE LEARNING ENGINE – NOT PUBLICLY AVAILABLE, NOT LICENSED, NOT ADAPTED.

CLOUD ARCHITECTURE

Built from the ground up — not adapted from legacy. Scalable, automated, fully cloud-native infrastructure designed for identity intelligence at population scale.

75+ YEAR LONGITUDINAL IDENTITY GRAPH

A single data point tells you nothing. It is what we do with data, fusing, linking, resolving, that creates the picture. The connections, resolutions, and relationships built across 12 years of operation form a proprietary identity graph that compounds in value daily.

PROPRIETARY + LICENSED DATA REPOSITORY

We own significant proprietary data and license from key resources — multi-sourced across data points. Deliberate redundancy enables confirmation, conflict resolution, and accuracy at scale.

COMPLIANCE LAYER + PROPRIETARY ACCESS MATRIX

A purpose-built compliance layer serving regulated industries — law, regulation, and industry best practices codified into a proprietary access matrix governing permitted use across every customer and query.

CUSTOM INGESTION PIPES

Proprietary ingestion pipes connected to hundreds of public and private sources, built from 30 years of domain and graph-building expertise that informs every design decision.

ENTERPRISE API DELIVERY

Custom-to-the-customer, out-of-the-box for us. Flexible, high-throughput API integrations embed our intelligence directly into enterprise workflows. Our model is volume-based, not per-seat — as agentic AI replaces manual processes and transaction volumes grow, so does our revenue. AI adoption is a tailwind, not a threat.

IRON — CAPTURE, NORMALIZE, VALIDATE, ASSIMILATE

Our own AI/ML engine captures raw inputs, normalizes and validates across all sources, and assimilates data into the graph — resolving which "John Smith" is which across every thread.

SECURE ENVIRONMENT

The entire stack operates within a hardened, monitored secure environment — U.S.-owned, no FOCI exposure, with behavior analysis and automated production systems throughout.

© 2026 Red Violet, Inc. All Rights Reserved.

red violet. 10

FASTER PRODUCT INNOVATION AI compresses development cycles AI-augmented engineering accelerates product releases, expands the roadmap, and increases innovation velocity. SMARTER INTELLIGENCE AI improves what we know STRONGER GRAPH AI-powered entity resolution BETTER EXPERIENCES Customers get more value FASTER INNOVATION We build more, faster GREATER LEVERAGE Margins expand at scale SMARTER IDENTITY INTELLIGENCE AI extracts more value from our identity graph AI continuously improves entity resolution, uncovers risk signals, and delivers higher-confidence identity intelligence. CONTINUOUS GRAPH ENRICHMENT Every new data point makes CORE smarter AI continuously ingests, validates, and links new structured and unstructured data, strengthening the identity graph over time. NEW CUSTOMER EXPERIENCES New ways to access identity intelligence Natural language interfaces, intelligent workflows, and purpose-built applications make our solutions easier to use and more deeply embedded. OPERATING LEVERAGE AT SCALE Revenue scales faster than headcount AI automates internal workflows across engineering, operations, and support, expanding margins as the business grows. AI OPPORTUNITY — BUILT FOR WHAT COMES NEXT

ONE PLATFORM — TWO LEADING BRANDS

IDI – Enterprise Identity Intelligence

Who Buys	Used For
Enterprises	Identity Verification
Financial Institutions	Fraud Prevention
Government	Compliance
Insurance	Due Diligence
Law Enforcement	Investigations
Investigators	Collections

Delivered Via
API | Online | Batch | Mobile

11,252
Billable Customers

FOREWARN – Proactive Safety Solution

Who Buys	Used For
Real Estate Professionals	Identity Verification
Realtor Associations	Instant Risk Assessment
Home Health Aides	Enhance Employee Safety
Home Health Agencies	Reduce Financial Fraud



9:41
(561) 555-1212
John Doe
Age 38
123 MAIN ST
BOCA RATON, FL 33431
Show alias (3)
Phone Records
4 found
Address History
4 found
Possible Criminal/ Infraction Records (Stronger matches only)
22 found
Possible Criminal/ Infraction Records (Weaker matches only)
3 found
Possible Court Records (Bankruptcies, Liens, Judgments, Foreclosures)
None found
Vehicle Records
4 found
Property Records
1 found

Delivered Via
Mobile | Online | API

462,861
Users

665+
Realtor Associations

DIFFERENT CUSTOMER EXPERIENCES
Purpose-built solutions for distinct needs

SAME DATA
75+ year identity graph covering nearly all US adults

SAME AI
AI-driven intelligence embedded across the platform

COMMON PLATFORM
CORE platform powers both brands

SHARED ECONOMICS
Solutions drive revenue and adjusted EBITDA expansion

© 2026 Red Violet, Inc. All Rights Reserved.

red violet. 12

Creating New Customers and Use Cases AI-enabled workflows New industries New products Higher customer usage Taking Share from Legacy Competitors Superior accuracy Lower latency Higher throughput Better economics Technology advantages drive complementary growth engines Cloud-native from day one Continual product innovation Real-time dynamic profile enrichment Proprietary entity resolution engine (IRON) Virtually unlimited scalability and throughput Purpose-built interface WHY WE WIN

DURABLE AND SCALABLE BUSINESS MODEL

HIGHLY VISIBLE REVENUE

96%

Q3'26 Gross Revenue Retention

- 78% Q3'26 contractual revenue
- Annual contracts with automatic renewals
- Mission-critical customer workflows

USAGE-DRIVEN EXPANSION

- Volume-based pricing with contractual minimums and overages
- Revenue grows as customers automate workflows
- Land-and-expand across departments, users, and use cases

MISSION-CRITICAL INTEGRATION

- APIs embedded into customer workflows
- Deep integration creates strong retention
- Expansion driven by increasing transaction volumes

POWERFUL OPERATING LEVERAGE

~65%

Est. Adj. EBITDA Margin Target at Maturity of Business Model

- Largely fixed data and platform costs
- Robust contribution margins on incremental revenue
- Significant operating leverage as revenue and volume scale

The combination of highly visible contractual revenue, usage-based expansion, and a largely fixed-cost platform creates a durable business model with exceptional operating leverage

© 2026 Red Violet, Inc. All Rights Reserved.

Refer to the "Statement Regarding Use of Non-GAAP Financial Measures" in the Appendix for related information.

red violet. 14

Consistent Growth. Expanding Margins. Strong Cash Generation. $104M Q3’26 TTM Revenue 20% Q3’26 TTM Revenue Growth 37% Q3’26 TTM Adj. EBITDA Margin 96% Q3’26 Gross Revenue Retention 85% Q3’26 TTM Adj. Gross Margin FINANCIAL MOMENTUM REVENUE ADJ. EBITDA Refer to the “Statement Regarding Use of Non-GAAP Financial Measures” in the Appendix for related information. ($ in millions) ($ in millions)

EXPAND EXISTING CUSTOMERS Land-and-expand across departments and workflows Higher transaction volumes drive usage-based revenue WIN SHARE FROM LEGACY COMPETITORS Displace legacy, cobbled-together identity platforms Superior accuracy, latency and throughput ENTER NEW VERTICALS AND USE CASES Drive adoption across a wide array of industries Continue public sector penetration AI-DRIVEN REVENUE ACCELERATION Agentic workflows increase transaction volumes Faster product innovation Strong cash generation, a disciplined capital allocation philosophy, and an established corporate development effort position red violet to complement its robust organic growth strategy with highly selective acquisitions ACQUIRE UNIQUE DATA ASSETS Expand the longitudinal identity graph Drive new use cases INORGANIC GROWTH ACQUIRE ENABLING TECHNOLOGY Accelerate product development Acquire differentiated capabilities EXPAND VERTICAL MARKET PRESENCE Add industry expertise and customer relationships Accelerate penetration into adjacent verticals EXPAND INTERNATIONAL REACH Enter attractive new geographies selectively Extend the CORE platform globally MULTIPLE ORGANIC AND INORGANIC GROWTH OPPORTUNITIES SUPPORT LONG-TERM VALUE CREATION ORGANIC GROWTH

1. Trusted Identity Is Critical to the Digital Economy Secular tailwinds are driving demand for identity verification, fraud prevention and risk intelligence 4. Broad-Based Growth Across Diverse End Markets Serving 20+ industry verticals minimizes concentration risk and expands growth 3. AI Accelerates the Competitive Advantage AI enhances our products, drives higher usage, improves productivity, and widens the technology lead 2. Next-Generation Identity Intelligence Platform AI-embedded, cloud-native architecture and a proprietary longitudinal identity graph create a durable advantage 6. Exceptional Operational and Financial Execution Increasing revenue, expanding profitability, strong retention, and consistent performance 8. Early Innings of a Multi-Decade Growth Opportunity Significant runway through organic expansion, new products, AI-enabled use cases and disciplined M&A 7. Proven Management Team and Playbook Experienced leadership with a track record of building, scaling, and creating shareholder value 5. Highly Scalable Financial Model Largely fixed-cost model with robust incremental contribution margins INVESTMENT HIGHLIGHTS

Appendix © 2026 Red Violet, Inc. All Rights Reserved.

STATEMENT REGARDING USE OF NON-GAAP FINANCIAL MEASURES This presentation includes certain non-GAAP financial measures, which have not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). These non-GAAP financial measures are in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Please see the Appendix for reconciliations of these non-GAAP financial measures to their nearest GAAP equivalents and for the calculation of certain other financial metrics. Management evaluates the financial performance of our business on a variety of key indicators, including non-GAAP metrics of adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted earnings (loss) per share, adjusted gross profit, adjusted gross margin, and free cash flow (“FCF”). Adjusted EBITDA is a non-GAAP financial measure equal to net (loss) income, the most directly comparable financial measure based on US GAAP, excluding interest (income) expense, net, income tax (benefit) expense, depreciation and amortization, share-based compensation expense, acquisition-related costs, gain on extinguishment of debt, litigation costs, and write-off of long-lived assets and others, as noted in the tables. We define adjusted EBITDA margin as adjusted EBITDA as a percentage of revenue. Adjusted net income (loss) is a non-GAAP financial measure equal to net income (loss), the most directly comparable financial measure based on US GAAP, adjusted to exclude share-based compensation expense, amortization of share-based compensation capitalized in intangible assets, acquisition-related costs, sales and use tax expense, litigation costs, write-off of long-lived assets, extinguishment of debt, insurance proceeds, transition service income, and discrete tax items, and to include the tax effect of adjustments. We define adjusted earnings (loss) per share as adjusted net income (loss) divided by the weighted average shares outstanding. We define adjusted gross profit as gross profit plus depreciation and amortization of certain intangible assets, and adjusted gross margin as adjusted gross profit as a percentage of revenue. We define FCF as net cash provided by operating activities reduced by purchase of property and equipment and capitalized costs included in intangible assets. In order to assist readers of our consolidated financial statements in understanding the operating results that management uses to evaluate the business and for financial planning purposes, we present non-GAAP measures of adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted earnings (loss) per share, adjusted gross profit, adjusted gross margin, and FCF as supplemental measures of our operating performance and liquidity. We believe they provide useful information to our investors as they eliminate the impact of certain items that we do not consider indicative of our cash operations and ongoing operating performance. In addition, we use them as an integral part of our internal reporting to measure the performance and operating strength of our business. We believe adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted earnings (loss) per share, adjusted gross profit, adjusted gross margin, and FCF are relevant and provide useful information frequently used by securities analysts, investors, and other interested parties in their evaluation of the operating performance of companies similar to ours and are indicators of the operational strength of our business. We believe adjusted EBITDA eliminates the uneven effect of considerable amounts of non-cash depreciation and amortization, and share-based compensation expense, and the impact of other items not indicative of our ongoing operating performance. We believe adjusted net income (loss) provides additional means of evaluating period-over-period operating performance by eliminating certain non-cash expenses and other items that might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. Our adjusted gross profit is a measure used by management in evaluating the business’s current operating performance by excluding the impact of prior historical costs of certain assets that are expensed systematically and allocated over the estimated useful lives of the assets, which may not be indicative of the current operating activity. We believe adjusted gross profit provides useful information to our investors by eliminating the impact of certain non-cash depreciation and amortization, and primarily the amortization of software developed for internal use, providing a baseline of our core operating results that allow for analyzing trends in our underlying business consistently over multiple periods. We believe FCF is an important liquidity measure of the cash that is available, after capital expenditures, for operational expenses and investment in our business. FCF is a measure used by management to understand and evaluate the business’s operating performance and trends over time. Adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted earnings (loss) per share, adjusted gross profit, adjusted gross margin, and FCF are not intended to be performance measures that should be regarded as an alternative to, or more meaningful than, financial measures presented in accordance with US GAAP. In addition, FCF is not intended to represent our residual cash flow available for discretionary expenses and is not necessarily a measure of our ability to fund our cash needs. The way we measure adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted earnings (loss) per share, adjusted gross profit, adjusted gross margin, and FCF may not be comparable to similarly titled measures presented by other companies, and may not be identical to corresponding measures used in our various agreements. With respect to our adjusted EBITDA margin target, a reconciliation of this non-GAAP measure to the corresponding GAAP measure is not available without unreasonable effort due to the variability and complexity of the reconciling items described above that we exclude from this non-GAAP target measure. The variability of these items may have a significant impact on our future GAAP financial results and, as a result, we are unable to prepare the forward-looking statements of income prepared in accordance with GAAP that would be required to produce such a reconciliation.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

The following metrics are intended as a supplement to the financial information found in this presentation and other information furnished or filed with the SEC. These supplemental metrics are not necessarily derived from any underlying financial statement amounts. We believe these supplemental metrics help investors understand trends within our business and evaluate the performance of such trends quickly and effectively. In the event of discrepancies between amounts in these tables and the Company's historical disclosures or financial statements, readers should rely on the Company's filings with the SEC and financial statements in the Company's most recent earnings release. We intend to periodically review and refine the definition, methodology, and appropriateness of each of these supplemental metrics. As a result, metrics are subject to removal and/or changes, and such changes could be material. (1) We define a billable customer of IDI as a single entity that generated revenue in the last three months of the period. Billable customers are typically corporate organizations. In most cases, corporate organizations will have multiple users and/or departments purchasing our solutions, however, we count the entire organization as a discrete customer. (2) We define a user of FOREWARN as a unique person that has a subscription to use the FOREWARN service as of the last day of the period. A unique person can only have one user account. (3) Contractual revenue % represents revenue generated from customers pursuant to pricing contracts containing a monthly fee and any additional overage divided by total revenue. Pricing contracts are generally annual contracts or longer, with auto renewal. (4) Gross revenue retention is defined as the revenue retained from existing customers, net of reinstated revenue, and excluding expansion revenue. Revenue is measured once a customer has generated revenue for six consecutive months. Revenue is considered lost when all revenue from a customer ceases for three consecutive months; revenue generated by a customer after the three-month loss period is defined as reinstated revenue. Gross revenue retention percentage is calculated on a trailing twelve-month basis. The numerator of which is revenue lost during the period due to attrition, net of reinstated revenue, and the denominator of which is total revenue based on an average of total revenue at the beginning of each month during the period, with the quotient subtracted from one. Our gross revenue retention calculation excludes revenue from idiVERIFIED, which is purely transactional and currently represents less than 3% of total revenue. SUPPLEMENTAL METRICS AND DEFINITIONS